UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Maze Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  MAZE THERAPEUTICS, INC.  171 OYSTER POINT BLVD, SUITE 300 SOUTH SAN FRANCISCO, CA 94080  MAZE THERAPEUTICS, INC.  2026 Annual Meeting  Vote by June 7, 2026  11:59 PM ET  You invested in MAZE THERAPEUTICS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 8, 2026.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 8, 2026  9:00 AM PACIFIC TIME  Virtually at: www.virtualshareholdermeeting.com/MAZE2026  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V95830-P50795

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Class I Directors:  For All  Nominees:  Jason Coloma, Ph.D.  Neil Kumar, Ph.D.  2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  For  NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR ALL” for Proposal 1 and “FOR” Proposal 2.  Voting Items  Board Recommends  V95831-P50795